EXHIBIT 10.12

Industrial Services Acquisition Corp.
2807 El Presidio
Carson, California 90810

August 5, 2005

AMCO Distribution Services, Inc.
2807 El Presidio Street
Carson, CA 90810

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Industrial Services Acquisition Corp. ("Company") and continuing until (the "Termination Date") the earlier of the consummation by the Company of a "Business Combination" or the Company's liquidation (as described in the Company's IPO prospectus), AMCO Distribution Services, Inc. shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 2807 El Presidio Street, Carson, CA 90810. In exchange therefore, the Company shall pay AMCO Distribution Services, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

INDUSTRIAL SERVICES ACQUISITION CORP.

By:	/s/ Ross Berner
Name: Ross Berner
Title: Chairman

AGREED TO AND ACCEPTED BY:

AMCO DISTRIBUTION SERVICES, INC.

By:      /s/ Mark McKinney
    Name: Mark McKinney
    Title: President